UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: October 1, 2009


                              BLUGRASS ENERGY, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)


             Nevada                    333-135852               20-4952339
-------------------------------   --------------------   -----------------------
(State or other jurisdiction of     (Commission File         (IRS Employer
         incorporation)                  Number)          Identification Number)


                       7609 Ralston Road, Arvada, CO 80002
                       -----------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (403) 830-7566
                                 --------------
               Registrant's telephone number, including area code


                                       N/A
                                     -------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

On October 1, 2009, Blugrass Energy, Inc. ("the Company") entered into a Letter of Intent ("Letter of Intent") with Marks and Garner Productions ("Marks and Garner") for the purpose of entering into a definitive agreement to acquire Mark and Garner's assets, located in and around the Cave Pool Unit in Eddy County, New Mexico.

The Letter of Intent proposes that the Company would purchase all of the working interest rights associated with the acreage in and around the Cave Pool Unit in Eddy County, New Mexico comprising of approximately 2,800 acres. If and when the transaction is completed, the Company will have acquired all operating rights to the oil and gas leases owned by Marks and Garner and will have also acquired all of the equipment used to produce and sell crude and natural gas from the acreage.

In exchange for the above, the Company would pay cash of $550,000, with the final terms of the purchase to still be determined, at this time.

                            SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

     On October 1, 2009, Blugrass Energy, Inc. issued a press release. The text of the press release is attached herewith as Exhibit 99.1.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

         (d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.


        Exhibit No.                                 Description


           99.1                         Press Release, dated October 1, 2009


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




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                         BLUGRASS ENERGY, INC.



                                         By: /s/ John Kenney Berscht
                                             -------------------------------
                                             John Kenney Berscht, President


                                         Date: October 13, 2009






















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